SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	June 10, 2003

Archstone-Smith Operating Trust

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-10272	74-6056896

(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Panorama, Suite 400	80112

(Address of Principal Executive Offices)	(Zip Code)

(303) 708-5959

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On June 10, 2003, the Registrant entered into an underwriting agreement relating to the sale of its senior unsecured indebtedness. The underwriting agreement has been filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

     (c)  Exhibits.

Exhibit No.	Document Description

1	Underwriting Agreement dated June 10, 2003

1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST

Dated: June 11, 2003	By:	/s/ Jack R. Callison, Jr. Name: Jack R. Callison, Jr. Title: Group Vice President

2

Exhibit Index

Exhibit No.	Document Description

1	Underwriting Agreement dated June 10, 2003